EXHIBIT 99.2

                                  News Release

CONTACT:  Jason Wright
          (212) 258-5770
                   or
          Carol Makovich
          (212) 258-5785

                 RJR NABISCO, INC. ANNOUNCES DEBT TENDER OFFERS
                           AND CONSENT SOLICITATIONS

     NEW YORK, NEW YORK - April 13, 1999 - RJR Nabisco, Inc. today commenced cash tender offers and consent solicitations for any and all of approximately $4.4 billion in debt.

     The company had previously announced its intention to reduce debt using the net proceeds from the sale of the international tobacco business. A list of the issues to be repurchased and the specific fees for each is attached.

     Under the terms of the tender offers, RJR Nabisco will offer to purchase each debt security at prices based on the yield on the applicable United States Treasury reference security plus a fixed spread (which varies by series of securities), in addition to paying accrued and unpaid interest for the period up to but excluding the settlement date of the offers. The record date for the tender offers and consent solicitations is Tuesday, April 13, 1999. The tender offers and consent solicitations expire at 5:00 p.m. New York City time on Tuesday, May 11, 1999, unless extended or terminated by RJR Nabisco. Holders as of the record date who tender securities and provide their consents by Monday, April 26, 1999 will receive the total consideration which includes an early repurchase premium (see attached). Holders of record who provide their consents on or before April 26, 1999 and do not tender their securities will only be entitled to a consent payment (see attached). Payment for tendered securities and consents will occur promptly after the expiration date.

     The consents cover amendments to indentures which will eliminate substantially all restrictive operating and financial covenants. Elimination of these covenants will facilitate the reorganization and debt restructuring transactions currently underway. In addition, the transactions are expected to improve the operating and financial flexibility of RJR Nabisco, R. J. Reynolds Tobacco Co. and their subsidiaries.

                                    - more -

     The tender offers are dependent upon certain conditions, including completion of the previously announced sale of the international tobacco business and receipt of the requisite consents to amend the indentures. Full details of the terms and conditions are included in the company's Offer to Purchase and Consent Solicitation Statement for the debt securities dated April 13, 1999. In the event that any conditions of a tender offer are not met, RJR Nabisco is under no obligation to accept tendered securities for payment.

     The tender offers cover all of RJR Nabisco's U.S. publicly traded debt issues except for approximately $32 million in outstanding 8-5/8% sinking fund debentures due March 15, 2017 and approximately $62 million in outstanding 8.30% Senior Notes due April 15, 1999. The company today called for redemption all of the outstanding 8-5/8% sinking fund debentures on May 13, 1999, at a redemption price equal to 103.45% of the principal amount of each debenture plus accrued and unpaid interest to the redemption date. These debenture holders will receive $1,048.40 for each $1,000 principal amount of debentures, representing the $1034.50 redemption price, plus $13.90 in accrued and unpaid interest. The 8.30% Senior Notes will be paid upon maturity later this week.

     Merrill Lynch & Co. (888-654-8637) and Morgan Stanley Dean Witter (800-624-1808) are acting as joint dealer managers for the tender offers and consent solicitations. Financial advisors to the company are Deutsche Bank Securities, Salomon Smith Barney and Barclays Capital. Holders who have any questions should contact the joint dealer managers at the telephone numbers above or MacKenzie Partners, Inc., the Information Agent, at (800-322-2885).

     This press release is neither an offer to purchase the securities, nor a solicitation of consents. The tender offers and consent solicitations are made only pursuant to the offering documents.

     RJR Nabisco Holdings Corp. (NYSE: RN) is the parent company of RJR Nabisco, Inc., an international consumer products company. RJR Nabisco's major operating company is R. J. Reynolds Tobacco Co. RJR Nabisco also owns an 80.5 percent interest in Nabisco Holdings Corp.

                           (securities list attached)

The following table sets forth for each debt issue its title and maturity date, the aggregate principal amount outstanding, the early repurchase premium, the fixed spread and the consent fee offered to its holders:

-----------------------------------------------------------------------------------------------------------------------
           Title of Securities               Aggregate Principal    Early Repurchase       Consent          Fixed
                                             Amount Outstanding         Premium*            Fee*           Spread
-----------------------------------------------------------------------------------------------------------------------
8.00%   Notes due 2000                            $60,692,000              $2                $2                  0.50%
-----------------------------------------------------------------------------------------------------------------------
7.625% Medium Term Notes due 2000                $100,000,000              $3                $3                  0.60%
-----------------------------------------------------------------------------------------------------------------------
8.00%   Notes due 2001                           $400,000,000              $5                $5                  0.70%
-----------------------------------------------------------------------------------------------------------------------
7.375% Medium Term Notes due 2001                    $736,000              $5                $5                  0.70%
-----------------------------------------------------------------------------------------------------------------------
7.63%   Medium Term Notes due 2001                   $362,000              $5                $5                  0.70%
-----------------------------------------------------------------------------------------------------------------------
6.80%   Medium Term Notes due 2001                 $2,696,000              $5                $5                  0.70%
-----------------------------------------------------------------------------------------------------------------------
8 5/8%  Notes due 2002                           $875,000,000              $7                $7                  0.80%
-----------------------------------------------------------------------------------------------------------------------
7 5/8%  Notes due 2003                           $750,000,000              $9                $9                  0.85%
-----------------------------------------------------------------------------------------------------------------------
8.75%   Senior Notes due 2004                    $600,000,000             $10                $10                 0.90%
-----------------------------------------------------------------------------------------------------------------------
8.25%   Notes due 2004                           $150,000,000             $10                $10                 0.95%
-----------------------------------------------------------------------------------------------------------------------
8.75%   Senior Notes due 2005                    $500,000,000             $12                $12                 1.10%
-----------------------------------------------------------------------------------------------------------------------
8.50%   Notes due 2007                           $200,000,000             $14                $14                 1.35%
-----------------------------------------------------------------------------------------------------------------------
8.75%   Notes due 2007                           $250,000,000             $14                $14                 1.35%
-----------------------------------------------------------------------------------------------------------------------
9.25%   Debentures due 2013                      $500,000,000             $19                $19                 1.50%
-----------------------------------------------------------------------------------------------------------------------
                             Maximum Total     $4,389,486,000
                                           ==================----------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
* Per $1,000 principal amount